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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 13, 2008

                             FOX CHASE BANCORP, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)

       UNITED STATES                     1-32971            33-1145559
       -------------                     -------            ----------
(State or other jurisdiction of         (Commission        (IRS Employer
incorporation or organization)          File Number)     Identification No.)

                4390 DAVISVILLE ROAD, HATBORO, PENNSYLVANIA 19040
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (215) 682-7400
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
              ----------------

   (d) On March 13, 2008, the Board of Directors of Fox Chase Bancorp, Inc. (the "Company") appointed RoseAnn B. Rosenthal to the Board of Directors of the Company, effective on April 23, 2008. Ms. Rosenthal will serve on the Nominating and Governance Committee of the Company. The Board of Directors did not elect Ms. Rosenthal pursuant to any arrangements or understandings between Ms. Rosenthal and the Company or any other person. There are no material transactions between Ms. Rosenthal and the Company or any other person. A copy of the press release announcing Ms. Rosenthal's election to the Board of Directors is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

   (d)        Exhibits

              Number            Description
              ------            -----------

              99.1              Press Release dated March 17, 2008



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: March 17, 2008                       By /s/ Jerry D. Holbrook
                                              ----------------------------------
                                              Jerry D. Holbrook
                                              Executive Vice President and Chief
                                              Financial Officer